Assets pledged or assigned (Details) (CHF) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Assets pledged or assigned (CHF million)
Book value of assets pledged or assigned as collateral	167,770	152,527
of which assets provided with the right to sell or repledge	97,898	96,922
Fair value of collateral received with the right to sell or repledge	382,437	373,794
of which sold or repledged	327,554	332,878